UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2019

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01 Regulation FD Disclosure.

Beginning with the first quarter of 2019, Citizens Financial Group, Inc. (the “Company”) plans to make changes to its quarterly presentation of net interest income, net interest margin (NIM), and noninterest expense.

These changes will have no impact on reported net interest income, total noninterest expense or net income. The Company’s NIM outlook provided in its fourth quarter 2018 earnings presentation on January 18, 2019 did not contemplate the impact of these changes.

Consistent with its understanding of general peer practice, the Company will simplify the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest-earning assets for the period. Under the Company’s prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period.

The Company will also begin presenting both net interest income and NIM on a fully taxable-equivalent (FTE) basis beginning in the first quarter of 2019.

In addition, the Company will simplify its income statement disclosure of noninterest expense to combine equipment expense and amortization of software into a single line called equipment and software expense.

To assist investors in understanding these disclosure changes, the Company has prepared historical supplemental quarterly and full-year financial information regarding net interest income, NIM and equipment and software expense for 2018 and 2017, which is attached hereto as Exhibit 99.1.

The supplemental information contained in this Form 8-K, including in Exhibit 99.1, is being provided to assist investors in understanding how the Company’s net interest income, NIM, and noninterest expense would have been presented in previously filed reports under the approaches discussed above. These changes in disclosure do not affect any previously reported results. The Company’s first quarter 2019 earnings release and subsequent financial reports will reflect these changes.

The supplemental information is being furnished pursuant to Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the supplemental information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

	Exhibit Number	Description

(d)	Exhibit 99.1	Citizens Financial Group, Inc. supplemental information to reflect changes to disclosure of (a) net interest income and net interest margin and (b) noninterest expense for full year and quarterly periods of 2018 and 2017, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John F. Woods
John F. Woods
Vice Chairman and Chief Financial Officer

Date: March 28, 2019